MONEY MARKET PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS — SERVICE SHARES AND PREMIER SHARES

SUPPLEMENT DATED JULY 28, 2016 TO

PROSPECTUS DATED APRIL 1, 2016, AS SUPPLEMENTED

For the Treasury Portfolio only, the Prospectus is supplemented as follows:

1.	At a meeting held on July 25, 2016, the Board of Trustees (the “Board”) of Northern Institutional Funds approved a reduction of the contractual management fee rate that the Treasury Portfolio (the “Portfolio”) pays to its investment adviser, Northern Trust Investments, Inc. (“NTI”), under the Portfolio’s management agreement, from an annual rate of 0.18% (expressed as a percentage of the Portfolio’s average daily net assets) to an annual rate of 0.13% (expressed as a percentage of the Portfolio’s average daily net assets). The reduced contractual management fee is effective August 1, 2016.

In addition, the Service Plan with respect to the Premier Shares, which provides for payments at an annual rate of up to 0.50% of the average daily net asset value of the Premier Shares, will be limited to 0.05% of the average daily net asset value of the Premier Shares of the Portfolio, effective August 1, 2016.

Additionally, effective August 1, 2016, NTI has agreed to lower the contractual expense limitation after which expense reimbursement takes effect for the Portfolio. Under the new contractual expense reimbursement arrangement, NTI will reimburse a portion of the operating expenses of the Portfolio to the extent that the Portfolio’s “Total Annual Portfolio Operating Expenses” exceed 0.15% (other than certain excepted expenses, including but not limited to service fees, as described in footnote 2 to the fees and expenses table below). The new contractual expense reimbursement arrangement will continue until August 1, 2017.

Therefore, effective August 1, 2016, the section of the Portfolio’s Prospectus entitled “MANAGEMENT FEES” is amended to reflect the above management fee change and the sections entitled “PORTFOLIO SUMMARIES – Fees and Expenses of the Portfolio” and “PORTFOLIO SUMMARIES – Example” on page 14 of the Prospectus are replaced with the following:

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold Service and Premier Shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
	Service Shares	Premier Shares
Management Fees	0.13%	0.13%
Other Expenses	0.28%	0.08%
Transfer Agent Fees	0.02%	0.02%
Service Fees	0.25%	0.05%
Other Operating Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.41%	0.21%
Expense Reimbursement(2)	(0.01)%	(0.01)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement	0.40%	0.20%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than certain excepted expenses, i.e., acquired fund fees and expenses, service fees, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.15%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to service fees, that are not reimbursed. This contractual limitation may not be terminated before August 1, 2017 without the approval of the Board of Trustees.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS

PROSPECTUS SUPPLEMENT

EXAMPLE

The following Example is intended to help you compare the cost of investing in Service and Premier Shares of the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$41	$131	$229	$517
Premier Shares	$20	$67	$117	$267

2.	In addition, the Board determined that effective August 1, 2016, the Premier Shares class of the Portfolio is only offered to investors through Northern Trust custody sweep. Additionally, the Portfolio’s Shares share class will not be available to investors through Northern Trust custody sweep. There is no minimum investment required for purchases of Premier Shares.

Service Shares are available for purchase, sale (redeem) or exchange only through an authorized intermediary. There is no minimum investment required for purchases of Service Shares.

Each of the following sections of the Prospectus is amended effective August 1, 2016, to reflect the above changes: “PORTFOLIO SUMMARIES – Purchase and Sale of Portfolio Shares”; “PURCHASING AND SELLING SERVICE SHARES AND PREMIER SHARES”; and “ACCOUNT POLICIES AND OTHER INFORMATION”.

3.	Effective August 1, 2016, the following paragraph is added at the end of the section entitled “PORTFOLIO SUMMARIES – Management” on page 16:

Under the Service Plan for Premier Shares, the Trust has entered into a servicing agreement with The Northern Trust Company (“TNTC”) under which TNTC has agreed to provide certain shareholder account, administrative and other service functions to its customers who are shareholders of the Premier Shares. In exchange for these services, TNTC, as servicing agent, receives an annual fee of 0.05% of the average daily net assets of the Premier Shares of the Portfolio.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 www.northerntrust.com/institutional	NIF SPT SPS (7/16)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS